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                                                                    Exhibit 10.2


                                PAYMENT GUARANTY

                  This PAYMENT GUARANTY ("GUARANTY") is made as of May 30, 2003, by the undersigned entities (each a "GUARANTOR") in favor of BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as Administrative Agent for itself and the lenders ("LENDERS") from time to time party to the Credit Agreement (as hereinafter defined) (in such capacity, "ADMINISTRATIVE AGENT").

                               FACTUAL BACKGROUND

                  The Lenders have made or intend to make a $250,000,000 credit facility available to Apartment Investment and Management Company, a Maryland corporation ("REIT"), AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO"), AIMCO/Bethesda Holdings, Inc., a Delaware corporation ("AIMCO/BETHESDA"), and NHP Management Company, a District of Columbia corporation ("NHP MANAGEMENT") (the REIT, AIMCO, AIMCO/Bethesda and NHP Management are collectively referred to as "BORROWERS"), in accordance with the Term Loan Credit Agreement (the "CREDIT AGREEMENT"), dated as of the date hereof, by and among Borrowers, Bank of America (as Administrative Agent), Banc of America Securities LLC, as Sole Lead Arranger and as Sole Bookrunner, and the other Lenders from time to time party thereto. In connection with the Credit Agreement, the Borrowers have obtained this Guaranty from the Guarantors. Capitalized terms used but not defined herein will have the meanings set forth in the Credit Agreement. As used herein, the term "FACILITY" shall refer individually to the credit facility available to the Borrowers under the Credit Agreement.

                                    GUARANTY

                  1.       GUARANTY OF LOAN

                  (a) ABSOLUTE GUARANTY. Each Guarantor absolutely, unconditionally and irrevocably guaranties to Administrative Agent and the Lenders the full payment of the Indebtedness (as hereinafter defined), and unconditionally agrees to pay to Administrative Agent and the Lenders the full amount of the Indebtedness. This is a guaranty of payment, not of collection. If Borrowers default in the payment when due of the Indebtedness or any part of it, each Guarantor will in lawful money of the United States pay to Administrative Agent and the Lenders, on demand, all sums due and owing on the Indebtedness, including all interest, charges, fees and other sums, costs and expenses.

                  (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Borrowers or other affiliates of Borrowers to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

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                  2. LOAN. In this Guaranty, the term "Indebtedness" is
broadly defined to mean and include all primary, secondary, direct, indirect, fixed and contingent obligations of Borrowers to pay principal, interest (including post-petition interest in any proceeding under debtor relief laws at the rate or in the amount otherwise applicable thereto whether or not such interest is an allowed claim in any such proceeding), prepayment charges, breakage costs, late charges, loan fees and any other fees, charges, sums, costs and expenses that may be owing at any time under the Loan Documents, as any or all of such obligations may from time to time be modified, amended, extended or renewed. If the amount outstanding under the Indebtedness is determined by a court of competent jurisdiction, that determination shall be conclusive and binding on each Guarantor, regardless of whether such Guarantor was a party to the proceeding in which the determination was made or not.

                  3. RIGHTS OF ADMINISTRATIVE AGENT AND THE LENDERS. Each Guarantor authorizes Administrative Agent or any Lender to perform any or all of the following acts at any time in its sole discretion, all without notice to such Guarantor and without affecting such Guarantor's obligations under this Guaranty:

                  (a) Administrative Agent or the Requisite Lenders may alter any terms of the Indebtedness or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Indebtedness or any part of it.

                  (b) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may take and hold security for the Indebtedness or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security in accordance with the terms of the Indebtedness.

                  (c) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Indebtedness or this Guaranty, and Administrative Agent or any Lender may also bid at any such sale.

                  (d) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may apply any payments or recoveries from Borrowers, Guarantors or any other source, and any proceeds of any security, to Borrowers' obligations under the Loan Documents in such manner, order and priority as Administrative Agent or such Lender may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.

                  (e) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may release Borrowers of their liability for the Indebtedness or any part of it.

                  (f) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may substitute, add or release any one or more Guarantors, other guarantors or endorsers.

                  (g) Subject to the Intercreditor Agreement, in addition to the Indebtedness, Administrative Agent or any Lender may extend other credit to Borrowers, and may take and hold security for the credit so extended, all without affecting any Guarantor's liability under this Guaranty.

                  4. GUARANTY TO BE ABSOLUTE. Each Guarantor expressly agrees that until the Indebtedness is paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, such Guarantor shall not be released by or because of:

                  (a) Any act or event (other than payment and performance in full of the Indebtedness) which might otherwise discharge, reduce, limit or modify such Guarantor's obligations under this Guaranty;

                  (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Collateral Agent, Administrative Agent or any Lender, or its failure to proceed promptly or otherwise as against Borrowers, any Guarantor or any security;

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                  (c) Any action, omission or circumstance that might increase the likelihood that such Guarantor may be called upon to perform under this Guaranty or that might affect the rights or remedies of such Guarantor as against Borrowers;

                  (d) Any dealings occurring at any time between Borrowers and Collateral Agent, Administrative Agent or any Lender, whether relating to the Indebtedness or otherwise; or

                  (e) Any action of Administrative Agent or any Lender described in Section 3 above.

                  Each Guarantor hereby acknowledges that absent this Section 4, such Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreements, waivers or matters. Each Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of each Guarantor under it shall be absolute and unconditional under any and all circumstances.

                  5.       GUARANTORS' WAIVERS.  Each Guarantor waives:

                  (a) All statutes of limitations as a defense to any action or proceeding brought against such Guarantor by Administrative Agent or any Lender, to the fullest extent permitted by law;

                  (b) Any right it may have to require Administrative Agent or any Lender to proceed against Borrowers, proceed against or exhaust any security held from Borrowers, or pursue any other remedy in Administrative Agent's or any Lender's power to pursue;

                  (c) Any defense based on any claim that such Guarantor's obligations exceed or are more burdensome than those of Borrowers;

                  (d) Any defense based on: (i) any legal disability of Borrowers, (ii) any release, discharge, modification, impairment or limitation of the liability of Borrowers to Administrative Agent or any Lender from any cause, whether consented to by Administrative Agent or any Lender or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("Insolvency Proceeding"), and (iii) any rejection or disaffirmance of the Indebtedness, or any part of it, or any security held for it, in any such Insolvency Proceeding;

                  (e) Any defense based on any action taken or omitted by Administrative Agent or any Lender in any Insolvency Proceeding involving Borrowers, including any election to have Administrative Agent's or that Lender's claim allowed as being secured, partially secured or unsecured, any extension of credit by Lender to Borrowers in any Insolvency Proceeding, and the taking and holding by Administrative Agent or any Lender of any security for any such extension of credit;

                  (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice by Administrative Agent or any Lender to such Guarantor expressly provided for in Section 1;

                  (g) Any defense based on or arising out of any defense that Borrowers may have to the payment or performance of the Indebtedness or any part of it (other than indefeasible payment in full); and

                  (h) Any defense based on or arising out of any action of Administrative Agent or any Lender described in Sections 3 or 4 above.

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                  6.       WAIVERS OF SUBROGATION AND OTHER RIGHTS.

                  (a) During the existence of an Event of Default, subject to the Intercreditor Agreement and the other Collateral Documents, Administrative Agent or any Lender (subject to Section 8.02 of the Credit Agreement), without prior notice to or consent of any Guarantor, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Indebtedness, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Indebtedness or any part of it or make any other accommodation with Borrowers or Guarantors, or
         (iv) exercise any other remedy against Borrowers or any security. No such action by Administrative Agent or any Lender shall release or limit the liability of Guarantors, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantors of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrowers for any sums paid to Collateral Agent, Administrative Agent or any Lender, whether contractual or arising by operation of law or otherwise. Each Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Collateral Agent, Administrative Agent or any Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Indebtedness.

                  (b) Regardless of whether any Guarantor may have made any payments to Administrative Agent or any Lender, each Guarantor hereby waives: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrowers for any sums paid to Administrative Agent or any Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Lender may have against Borrowers, and (iii) all rights to participate in any security now or later to be held by Collateral Agent, Administrative Agent or any Lender for the Indebtedness, in each case until the full and indefeasible payment and performance of all Indebtedness, and all obligations of the Guarantors hereunder.

                  (c) Each Guarantor waives all rights and defenses arising out of an election of remedies by the Collateral Agent, Administrative Agent or any Lender, even though that election of remedies may affect such Guarantor's rights of subrogation and reimbursement against the Borrowers by the operation of law or otherwise. In addition, each Guarantor waives all rights and defenses that such Guarantor may have because the Borrowers' indebtedness is secured by real property. This means, among other things, that Administrative Agent and the Lenders may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrowers.

                  7. REVIVAL AND REINSTATEMENT. If Collateral Agent, Administrative Agent or any Lender is required to pay, return or restore to Borrowers or any other person any amounts previously paid on the Indebtedness because of any Insolvency Proceeding of Borrowers, any stop notice or any other reason, the obligations of Guarantors shall be reinstated and revived and the rights of Collateral Agent, Administrative Agent and such Lender shall continue with regard to such amounts, all as though they had never been paid.

                  8. INFORMATION REGARDING BORROWERS. Before signing this Guaranty, each Guarantor investigated the financial condition and business operations of Borrowers and such other matters as such Guarantor deemed appropriate to assure itself of Borrowers' ability to discharge their obligations under the Loan Documents. Each Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters that may affect Borrowers' ability to pay and perform their obligations to the Collateral Agent, Administrative Agent and the Lenders. Neither Administrative Agent nor any Lender has any duty to disclose to any Guarantor any information which such party may have or receive about Borrowers' financial condition, business operations, or any other circumstances bearing on their ability to perform.

                  9. SUBORDINATION. Any rights of any Guarantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to it by Borrowers or any other Guarantor thereof or to receive any payment from Borrowers or any such other Guarantor other than those payments or distributions permitted under Sections 7.07 and 7.10 of the Credit Agreement shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment of the Indebtedness. No Guarantor shall be entitled to enforce or receive payment of any sums hereby subordinated until the Indebtedness has been paid

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and performed in full and any such sums received in violation of this
Guaranty shall be received by such Guarantor in trust for the Administrative Agent and the Lenders.

                  10. FINANCIAL INFORMATION. Each Guarantor shall keep true and correct financial books and records, using generally accepted accounting principles which are applicable to the circumstances as of the date of determination, or such other accounting principles as the Requisite Lenders in their reasonable judgment may find acceptable from time to time. Each Guarantor represents, warrants and covenants to Administrative Agent and the Lenders that all financial information with respect to such Guarantor delivered or to be delivered to Administrative Agent and the Lenders by the Borrowers with respect to such Guarantor under Section 6.01 of the Credit Agreement is or shall be true and correct and fairly presents or will fairly present the financial position of such Guarantor for the applicable period. Each Guarantor shall promptly provide Administrative Agent and the Lenders with any additional audited financial information that such Guarantor may obtain, and such other information concerning its affairs and properties as Administrative Agent or any Lender may reasonably request, including, without limitation, signed copies of any tax returns if requested by Administrative Agent or the Lenders.

                   11. GUARANTORS' REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants that:

                  (a) All financial statements delivered to Administrative Agent or the Lenders were or will be prepared in accordance with generally accepted accounting principles, which are applicable to the circumstances as of the date of determination, or such other accounting principles as may be acceptable to the Requisite Lenders at the time of their preparation;

                  (b) There has been no material adverse change in such Guarantor's financial condition since the date of the statements most recently furnished to Administrative Agent and the Lenders; and

                  (c) All representations and warranties given on behalf of or with respect to such Guarantor contained in SECTION 5 of the Credit Agreement and in any other Loan Document or certification made in connection with the Credit Agreement are true and correct.

                  12. COVENANTS OF GUARANTORS. Each Guarantor covenants and agrees that it shall comply with and perform all covenants given on behalf of or with respect to such Guarantor (whether expressly or as a Subsidiary) contained in Sections 6 and 7 of the Credit Agreement and in all other Loan Documents.

                  13.      INTENTIONALLY OMITTED.

                  14.      INTENTIONALLY OMITTED.

                  15. AUTHORIZATION; NO VIOLATION. Each Guarantor is authorized to execute, deliver and perform under this Guaranty, which is a valid, binding, and enforceable obligation of such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditor's rights generally. The execution, delivery and performance of this Guaranty are not in violation of any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency applicable to such Guarantor. The Guaranty does not conflict with, or constitute a breach or default under, any agreement to which such Guarantor is a party.

                  16. ADDITIONAL AND INDEPENDENT OBLIGATIONS. Each Guarantor's obligations under this Guaranty are in addition to its obligations under any future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Administrative Agent and consented to by the Lenders. Each Guarantor's obligations under this Guaranty are independent of those of Borrowers on the Indebtedness. Subject to
Section 8.02 of the Credit Agreement, Administrative Agent or the Lenders may bring a separate action, or commence a separate arbitration proceeding against each Guarantor without first proceeding against Borrowers, any other person or any security that Administrative Agent or any Lender may hold, and without pursuing any other remedy. None of Administrative Agent's or any Lender's rights under this Guaranty shall be

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exhausted by any action by Administrative Agent or any Lender until the
Indebtedness has been paid and performed in full in cash.

                  17. NO WAIVER; CONSENTS; CUMULATIVE REMEDIES. Each waiver by Administrative Agent or the Lenders must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Administrative Agent's or any Lender's delay in exercising or failure to exercise any right or remedy against Borrowers, any Guarantor or any security. Consent by Administrative Agent or the Lenders to any act or omission by Borrowers or any Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Administrative Agent's or the Lenders' consent to be obtained in any future or other instance. All remedies of Administrative Agent and each Lender against Borrowers and Guarantors are cumulative.

                  18. NO RELEASE. Except as otherwise provided in Section 1, no Guarantor shall be released, in whole or in part, from its obligations under this Guaranty except by a writing signed by Administrative Agent and the requisite consent of Lenders as specifically required under the Credit Agreement, if any.

                  19. HEIRS, SUCCESSORS AND ASSIGNS; PARTICIPATIONS. The terms of this Guaranty shall bind and benefit the heirs, legal representatives, successors and assigns of Administrative Agent, the Lenders and Guarantors; provided, however, that no Guarantor may assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of Administrative Agent in each instance. Without notice to or the consent of Guarantors, Administrative Agent and any Lender may disclose any and all information in its possession concerning Guarantors, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Administrative Agent or such Lender, and to any actual or prospective purchaser or assignee of any participation or other interest in the Indebtedness and this Guaranty; provided each recipient of such information agrees to be bound by the confidentiality provisions of SECTION
10.17 of the Credit Agreement for the benefit of the Borrowers and the Guarantors.

                  20.      NOTICES.

                  (a) DELIVERY. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered to the recipient's address specified on the signature pages hereof, or to such other address as shall be designated by such party in a written notice to the other party.

                  (b) RECEIPT. All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery.

                  (c) RELIANCE. Administrative Agent and each Lender shall be entitled to rely on the authority of any person purporting to be a person authorized by Guarantors to give such notice, and neither Administrative Agent nor any Lender shall have any liability to any Guarantor or any other person on account of any action taken or not taken by Administrative Agent or such Lender in reliance upon such telephonic or facsimile notice. The obligation of each Guarantor hereunder shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by Administrative Agent or a Lender of a confirmation which is at variance with the terms understood by Administrative Agent or such Lender to be contained in the telephonic or facsimile notice.

                  21. RULES OF CONSTRUCTION. In this Guaranty, the word "Borrowers" includes both the named Borrowers and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Borrowers on the Indebtedness. If this Guaranty is executed by more than one person, the word "Guarantors" includes all such persons. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. No listing of

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specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

                  22. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its choice of law rules.

                  23. COSTS AND EXPENSES. If any lawsuit or arbitration is commenced which arises out of, or which relates to this Guaranty, the Loan Documents or the Indebtedness, the prevailing party shall be entitled to recover from each other party such sums as the court or arbitrator may adjudge to be reasonable attorneys' fees (including allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, the Guarantors agree to pay all of the Administrative Agent's and each Lender's costs and expenses, including attorneys' fees (including allocated costs for services of the Administrative Agent's and each Lender's in-house counsel) which may be incurred in any effort to collect or enforce the Indebtedness or any part of it or any term of this Guaranty. Without limiting any rights of the Administrative Agent or Lenders under the Credit Agreement and/or Intercreditor Agreement, as applicable, all amounts of any kind due and payable under this Guaranty (whether for principal, interest, and other costs under the Indebtedness, or for costs, fees, and expenses for which the Guarantors are directly responsible hereunder, or otherwise) shall accrue interest from the time the Administrative Agent or the Lenders make demand therefor hereunder until paid in full in cash to Administrative Agent or the Lenders at the Base Rate, as defined in the Credit Agreement, plus three percentage points (3%), except to the extent that any such amounts are then accruing interest under the Indebtedness, in which case such Base Rate plus 3% interest rate shall not be applied if the effect would be to compound the interest to which such obligations are subject to under the Indebtedness.

                  24. COVENANT. Each Guarantor hereby agrees that it will make dividend payments on its outstanding preferred stock with its excess cash to the extent such cash is not required by such Guarantor for its business, consistent with prudent business practices and its cash requirements.

                  25. INTEGRATION; MODIFICATIONS. This Guaranty (a) integrates all the terms and conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and (c) is intended by each Guarantor, Administrative Agent and the Lenders as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by each Guarantor, Administrative Agent and the Lenders. No representation, understanding, promise or condition shall be enforceable against any party hereto unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by all of Administrative Agent (with the consent of the Requisite Lenders) and each Guarantor. No course of prior dealing, usage of trade, parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. As between Administrative Agent and the Lenders only, nothing contained in this Guaranty shall alter the rights and obligations among Administrative Agent and the Lenders set forth in the Intercreditor Agreement.

                  26. MISCELLANEOUS. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. Time is of the essence in the performance of this Guaranty by Guarantors.

                  27. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTORS ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA. BY EXECUTING AND DELIVERING THIS GUARANTY, EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
SECTION 20; (IV) AGREES THAT SERVICE AS

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PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION
OVER SUCH GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT ADMINISTRATIVE AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 27 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION
410.40 OR OTHERWISE; AND (VII) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

                  28. WAIVER OF JURY TRIAL. EACH GUARANTOR AND ADMINISTRATIVE AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Guarantor and Administrative Agent acknowledge that this waiver is a material inducement for Guarantors and Administrative Agent to enter into a business relationship, that Guarantors and Administrative Agent have already relied on this waiver in entering into this Guaranty and that each will continue to rely on this waiver in their related future dealings. Each Guarantor and Administrative Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 28 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

                   29. PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE.
No provision of this Guaranty shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date on the first page.

GUARANTORS:

AIMCO/BETHESDA HOLDINGS ACQUISITIONS, INC.
AIMCO/BETHESDA HOLDINGS ACQUISITIONS II, INC.
AIMCO/NHP HOLDINGS, INC.
NHP A&R SERVICES, INC.
AIMCO/NHP PROPERTIES, INC.
OXFORD HOLDING CORPORATION
OXFORD REALTY FINANCIAL GROUP, INC.

By:      /s/ Peter K. Kompaniez
   ---------------------------------
     Peter K. Kompaniez
     President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

AIMCO/BETHESDA GP, L.L.C.             AIMCO/MIDDLETOWN, L.L.C.
AIMCO/BETHESDA EMPLOYEE, L.L.C.       AIMCO/NASHUA, L.L.C.
AIMCO/BETHESDA II, LLC                AIMCO/NEWPORT, L.L.C.
AIMCO/AKRON ONE, L.L.C.               AIMCO/NORTH WOODS, L.L.C.
AIMCO/ALLENTOWN, L.L.C.               AIMCO/OCALA, L.L.C.
AIMCO/ALLVIEW, L.L.C.                 AIMCO/PALM AIRE, L.L.C.
AIMCO/APOLLO, L.L.C.                  AIMCO/PALM BEACH, L.L.C.
AIMCO/AUGUSTA, L.L.C.                 AIMCO/PINELLAS, L.L.C.
AIMCO/BEACH, L.L.C.                   AIMCO/RUNAWAY BAY, L.L.C.
AIMCO/BEVILLE, L.L.C.                 AIMCO/SALEM, L.L.C.
AIMCO/BRANDERMILL, L.L.C.             AIMCO/SAN BRUNO, L.L.C.
AIMCO/BRANDON, L.L.C.                 AIMCO/SCHAUMBURG, L.L.C.
AIMCO/CASSELBERRY, L.L.C.             AIMCO/SOUTHRIDGE, L.L.C.
AIMCO/CHARLESTON, L.L.C.              AIMCO/SPARTANBURG, L.L.C.
AIMCO/CHICKASAW, L.L.C.               AIMCO/TIDEWATER, L.L.C.
AIMCO/CHIMNEYTOP, L.L.C.              AIMCO/WESTRIDGE, L.L.C.
AIMCO/FARMINGDALE, L.L.C.             AIMCO/BETHESDA WILLIAMSBURG, L.L.C.
AIMCO/FOX VALLEY, L.L.C.
AIMCO/GREENSBORO, L.L.C.              By:      AIMCO Properties, L.P.,
AIMCO/GREENVILLE, L.L.C.                       as their Sole Member
AIMCO/KETTERING, L.L.C.
AIMCO/KINGS, L.L.C.                            By:      AIMCO-GP, Inc.
AIMCO/KIRKMAN, L.L.C.                          Its:     General Partner
AIMCO/LAKE RIDGE, L.L.C.
AIMCO/LAKERIDGE CALIFORNIA, L.L.C.    By:/s/ Peter K. Kompaniez
AIMCO/LANTANA, L.L.C.                    -------------------------------------
AIMCO/LAUREL, L.L.C.                       Peter K. Kompaniez
AIMCO/LEXINGTON, L.L.C.                    President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

AIMCO ANCHORAGE, L.P.
AIMCO BAY CLUB, L.P.
AIMCO BRIDGEWATER, L.P.
AIMCO COLONEL I, L.P.
AIMCO COPPERFIELD, L.P.
AIMCO CROWS NEST, L.P.
AIMCO GROUP, L.P.
AIMCO HAMPTON HILL, L.P.
AIMCO HASTINGS PLACE, L.P.
AIMCO LT, L.P.
AIMCO OAK FALLS, L.P.
AIMCO PARK AT CEDAR LAWN, L.P.
AIMCO PEPPERMILL PLACE, L.P.
AIMCO RECOVERY FUND, L.P.
AIMCO SEASIDE POINT, L.P.
AIMCO SIGNATURE POINT, L.P.
AIMCO STIRLING COURT, L.P.
AIMCO SUNBURY, L.P.
AIMCO TOWNSHIP AT HIGHLANDS, L.P.
AIMCO/TRAVIS ONE, L.P.
AIMCO UT, L.P.
AIMCO WEST TRAILS, L.P.

By:      AIMCO Holdings, L.P.,
         as their General Partner

         By:      AIMCO Holdings QRS, Inc.,
                  its General Partner

                  By:      /s/ Peter K. Kompaniez
                     --------------------------------
                      Peter K. Kompaniez
                      President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

AIMCO BAY CLUB II, L.P.

By:      AIMCO Bay Club, L.P.,
         its General Partner

         By:      AIMCO Holdings, L.P.,
                  as its General Partner

         By:      AIMCO Holdings QRS, Inc.,
                  its General Partner

                  By:      /s/ Peter K. Kompaniez
                     --------------------------------
                      Peter K. Kompaniez
                      President

AIMCO HOLDINGS, L.P.

By:      AIMCO Holdings QRS, Inc.,
         its General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP

By:      Ambassador Apartments, L.P.,
         as its General Partner

         By:      AIMCO Properties, L.P.,
                  as its General Partner

                  By:      AIMCO-GP, Inc.,
                           as its General Partner

                           By:      /s/ Peter K. Kompaniez
                              --------------------------------
                               Peter K. Kompaniez
                               President

AMBASSADOR I, L.P.

By:      Ambassador I, Inc.,
         its General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President

AMBASSADOR II, L.P.

By:      Ambassador II, Inc.,
         its General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President

AMBASSADOR VIII, L.P.

By:      Ambassador VIII, Inc.,
         its General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

AMBASSADOR IX, L.P.

By:      Ambassador IX, Inc.,
         its General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President

AMBASSADOR APARTMENTS, L.P.

By:      AIMCO Properties, L.P.,
         as its General Partner

         By:      AIMCO-GP, Inc.,
                  its General Partner

                  By:      /s/ Peter K. Kompaniez
                     --------------------------------
                      Peter K. Kompaniez
                      President

AMBASSADOR X, L.P.

By:      Ambassador X, Inc.,
         its General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President

WILLIAMSBURG LIMITED PARTNERSHIP

By:      Ambassador IX, L.P.,
         its Managing General Partner

         By:      Ambassador IX, Inc.,
                  its General Partner

                  By:      /s/ Peter K. Kompaniez
                     --------------------------------
                      Peter K. Kompaniez
                      President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

PROPERTY ASSET MANAGEMENT SERVICES-CALIFORNIA, LLC

By:      NHP Management Company,
         its Managing Member

         By:      /s/ Ronald D. Monson
            -----------------------------------------
              Ronald D. Monson
              President

NHP/CONGRESS MANAGEMENT LIMITED PARTNERSHIP

By:      NHP-HG Six, Inc.,
         its General Partner

         By:      /s/ Ronald D. Monson
            -----------------------------------------
              Ronald D. Monson
              President

NPI-AP MANAGEMENT, L.P.

By:      NPI Property Management Corporation,
         its Managing General Partner

         By:      /s/ Ronald D. Monson
            -----------------------------------------
              Ronald D. Monson
              President

AIMCO IPLP, L.P.

By:      AIMCO/IPT, Inc.,
         its General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

AIMCO CALHOUN, INC.                        AMBASSADOR TEXAS, INC.
AIMCO COLORADO RESIDENTIAL GROUP, INC.     AMBASSADOR X, INC.
AIMCO HOLDINGS QRS, INC.                   AMBASSADOR XI, INC.
AIMCO LJ TUCSON, INC.                      AMBASSADOR FLORIDA PARTNERS INC.
AIMCO PROPERTIES FINANCE CORP.             ANGELES REALTY CORPORATION II
AIMCO/BRANT ROCK, INC.                     NHP MULTI-FAMILY CAPITAL CORPORATION
AIMCO/BEACON HILL, INC.                    NHP REAL ESTATE CORPORATION
AIMCO/BLOSSOMTREE, INC.                    A.J. TWO, INC.
AIMCO/COLONNADE, INC.                      AIMCO EQUITY SERVICES, INC.
AIMCO/FOOTHILLS, INC.                      NHP-HDV TEN, INC.
AIMCO/FOXTREE, INC.                        NHP-HDV FOURTEEN, INC.
AIMCO/FREEDOM PLACE, INC.                  SF GENERAL, INC.
AIMCO/GROVETREE, INC.                      CPF XIV/ST. CHARLESTON, INC.
AIMCO/HIDDENTREE, INC.                     CPF XIV/TORREY PINES, INC.
AIMCO/IPT, INC.                            CPF XIV/SUN RIVER, INC.
AIMCO/ISLANDTREE, INC.                     CPF XV/LAKESIDE PLACE, INC.
AIMCO/OLMOS, INC.                          CONCAP EQUITIES, INC.
AIMCO/ORCHIDTREE, INC.                     CONCAP HOLDINGS, INC.
AIMCO/OTC QRS, INC.                        PRA, INC.
AIMCO/PINE CREEK, INC.                     NATIONAL PROPERTY INVESTORS, INC.
AIMCO/POLO PARK, INC.
AIMCO/QUAILTREE, INC.
AIMCO/RIVERCREST, INC.                     By:      /s/ Peter K. Kompaniez
AIMCO/SAND CASTLES, INC.                       ---------------------------
AIMCO/SAND PEBBLE, INC.                         Peter K. Kompaniez
AIMCO/SHADETREE, INC.                           President
AIMCO/SHADOW LAKE, INC.
AIMCO/SILKTREE, INC.
AIMCO/SURREY OAKS, INC.
AIMCO/TALL TIMBERS, INC.
AIMCO/THE HILLS, INC.
AIMCO/TIMBERTREE, INC.
AIMCO/WICKERTREE, INC.
AIMCO/WILDFLOWER, INC.
AIMCO/WINDSOR LANDING, INC.
AIMCO/WOODHOLLOW, INC.
AIMCO/WYDEWOOD, INC.
AIMCO/YORKTREE, INC.
AIMCO-LP, INC.
AIMCO-GP, INC.
AMBASSADOR I, INC.
AMBASSADOR II, INC.
AMBASSADOR IV, INC.
AMBASSADOR V, INC.
AMBASSADOR VIII, INC.


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

DBL PROPERTIES CORPORATION

By:      /s/ Peter K. Kompaniez
   ---------------------------------
     Peter K. Kompaniez
     President


By:      /s/ Paul J. McAuliffe
   ---------------------------------
     Paul J. McAuiffe
     Executive Vice President

AIMCO GP LA, L.P.

By:      AIMCO-GP, Inc.,
         a Delaware corporation
Its:     General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President

AIMCO LP LA, L.P.

By:      AIMCO LA QRS, Inc.,
         a Delaware corporation
Its:     General Partner

         By:      /s/ Peter K. Kompaniez
            --------------------------------
              Peter K. Kompaniez
              President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

LAC PROPERTIES OPERATING PARTNERSHIP, L.P.

By:      AIMCO GP LA, L.P.,
         a Delaware limited partnership
Its:     General Partner

         By:      AIMCO-GP, Inc.,
                  a Delaware corporation
         Its:     General Partner

                  By:      /s/ Peter K. Kompaniez
                     --------------------------------
                      Peter K. Kompaniez
                      President

AIC REIT PROPERTIES LLC,
a Delaware limited liability company

By:      AIMCO Properties, L.P.,
         a Delaware limited partnership
Its:     Sole Manager

         By:      AIMCO-GP, Inc.,
                  a Delaware corporation
         Its:     General Partner

                  By:      /s/ Peter K. Kompaniez
                     --------------------------------
                      Peter K. Kompaniez
                      President


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

AIMCO LA QRS, INC.
MAYER MANAGEMENT, INC.
MAYER PROPERTY SERVICES, INC.
AIMCO PARK LA BREA INC.
LA BROADCAST CENTER QRS INC.
LA CANYON TERRACE QRS INC.
LA CREEKSIDE QRS INC.
LA CRESCENT GARDENS QRS INC.
LA INDIAN OAKS QRS INC.
LA LAKES QRS INC.
LA MALIBU CANYON QRS INC.
LA HILLCRESTE QRS INC.
LA TOPANGA QRS INC.
LA CENTINELA QRS INC.
LAC PROPERTIES QRS II INC.
LAC PROPERTIES QRS III INC.

By:      /s/ Peter K. Kompaniez
   ---------------------------------
     Peter K. Kompaniez
     President

NHPMN STATE MANAGEMENT, INC.,
a Delaware corporation

By:      /s/ Paul J. McAuliffe
   -----------------------------------
     Paul J. McAuliffe
     Executive Vice President and
     Chief Financial Officer

NHPMN MANAGEMENT, L.P.,
a Delaware limited partnership

By:      NHPMN-GP, Inc.,
         a Delaware corporation
Its:     General Partner

         By:      /s/ Paul J. McAuliffe
            ------------------------------------
              Paul J. McAuliffe
              Executive Vice President and
              Chief Financial Officer


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

NHPMN MANAGEMENT, LLC,
a Delaware limited liability company

By:      NHP Management Company,
         a District of Columbia corporation
Its:     General Member and General Manager

         By:      /s/ Paul J. McAuliffe
            --------------------------------------------------
              Paul J. McAuliffe
              Executive Vice President and
              Chief Financial Officer

NHPMN-GP, INC.,
a Delaware corporation

By:      /s/ Paul J. McAuliffe
   --------------------------------------------------
     Paul J. McAuliffe
     Executive Vice President and
     Chief Financial Officer

OP PROPERTY MANAGEMENT, L.P.,
a Delaware limited partnership

By:      NHPMN-GP, Inc.,
         a Delaware corporation
Its:     Managing General Partner

         By:      /s/ Paul J. McAuliffe
            --------------------------------------------------
              Paul J. McAuliffe
              Executive Vice President and
              Chief Financial Officer


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

OP PROPERTY MANAGEMENT, LLC,
a Delaware limited liability company

By:      AIMCO Properties, L.P.,
         a Delaware limited partnership
Its:     General Member and General Manager

         By:      AIMCO-GP, Inc.,
                  a Delaware corporation
         Its:     General Partner

                  By:      /s/ Paul J. McAuliffe
                     --------------------------------------------------
                      Paul J. McAuliffe
                      Executive Vice President and
                      Chief Financial Officer

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership

By:      LAC Properties GP I LLC,
         a Delaware limited liability company
Its:     General Partner

         By:      LAC Properties Operating Partnership L.P.,
                  a Delaware limited partnership
         Its:     Managing Member

                  By:      AIMCO GP LA, L.P.,
                           a Delaware limited partnership
                  Its:     General Partner

                           By:      AIMCO-GP, Inc.,
                                    a Delaware corporation
                           Its:     General Partner

                                    By:     /s/ Paul J. McAuliffe
                                       ---------------------------------------
                                        Paul J. McAuliffe
                                        Executive Vice President and
                                        Chief Financial Officer


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership

By:      LAC Properties QRS II Inc.,
         a Delaware corporation
Its:     General Partner

         By:      /s/ Paul J. McAuliffe
            --------------------------------------------------
              Paul J. McAuliffe
              Executive Vice President and
              Chief Financial Officer

LAC PROPERTIES SUB LLC,
a Delaware limited liability company

By:      LAC Properties Operating Partnership L.P.,
         a Delaware limited partnership
Its:     Managing Member

         By:      AIMCO GP LA, L.P.,
                  a Delaware limited partnership
         Its:     General Partner

                  By:      AIMCO-GP, Inc.,
                           a Delaware corporation
                  Its:     General Partner

                           By:      /s/ Paul J. McAuliffe
                              --------------------------------------------------
                               Paul J. McAuliffe
                               Executive Vice President and
                               Chief Financial Officer


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES

LA CENTINELA GP LLC,
a Delaware limited liability company

By:      LA Centinela QRS Inc.,
         a Delaware corporation
Its:     Managing Member

         By:      /s/ Paul J. McAuliffe
            --------------------------------------------------
              Paul J. McAuliffe
              Executive Vice President and
              Chief Financial Officer


                     2003 TERM LOAN GUARANTY SIGNATURE PAGES